Exhibit 10.9

HOLCIM FINANCE US LLC

as Company,

the Guarantors named therein

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

First Supplemental Indenture

Dated as of April 7, 2025

4.600% Senior Notes due 2027

4.700% Senior Notes due 2028

4.950% Senior Notes due 2030

5.400% Senior Notes due 2035

i

APPENDIX A Provisions Relating to Initial Notes and Exchange Notes	A-1
EXHIBIT A Form of 2027 Note	Ex-A-1
EXHIBIT B Form of 2028 Note	Ex-B-1
EXHIBIT C Form of 2030 Note	Ex-C-1
EXHIBIT D Form of 2035 Note	Ex-D-1
EXHIBIT E Restricted Securities Legend	Ex-E-1
EXHIBIT F Regulation S Certificate	Ex-F-1
EXHIBIT G Rule 144A Certificate	Ex-G-1

ii

SUPPLEMENTAL INDENTURE dated as of April 7, 2025 (this “Supplemental Indenture”), to the Indenture dated as of April 7, 2025 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), among Holcim Finance US LLC, a Delaware limited liability company (the “Company”), Amrize Ltd, a Swiss incorporated company with limited liability (“Amrize”), Holcim Ltd, a Swiss incorporated company with limited liability (“Holcim”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders (as defined herein):

WHEREAS, the Company, the Guarantors and the Trustee have duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Company’s debentures, notes or other debt instruments to be issued in one or more Series as in the Base Indenture provided (as defined therein, “Securities”);

WHEREAS, the Company and the Guarantors desire and have requested the Trustee to join in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of four Series of Securities designated as the Company’s 4.600% Senior Notes due 2027 (the “2027 Notes”), the Company’s 4.700% Senior Notes due 2028 (the “2028 Notes”), the Company’s 4.950% Senior Notes due 2030 (the “2030 Notes”) and the Company’s 5.400% Senior Notes due 2035 (the “2035 Notes” and, together with the 2027 Notes, the 2028 Notes and the 2030 Notes, the “Initial Notes”), each guaranteed by the Guarantors, substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D respectively, on the terms set forth herein, together with any Exchange Notes (as defined in Appendix A hereto) issued therefor as provided herein (the Initial Notes and the Exchange Notes (as defined herein), are together referred to herein as the “Notes”);

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Company, the Guarantors and the Trustee for such purpose, without the consent of Holders, provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, each Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Company and each of the Guarantors covenant and agree with the Trustee, for the equal and ratable benefit of the Holders, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

CERTAIN DEFINITIONS

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture. To the extent terms defined herein differ from the Base Indenture the terms defined herein will govern.

“Amrize Business” refers collectively to the business, activities and operations of Holcim and its affiliates in the United States, Canada and Jamaica (the “Amrize Territories”), including the manufacturing of cement, aggregates, ready-mix concrete, asphalt, roofing systems and other building solutions in the Amrize Territories, as well as certain support operations in Colombia and certain trading operations.

“Asset Transfer Date” refers to the date on which, the shares of Holcim Participations (US) Inc. (including all the shares of its direct and indirect subsidiaries, and, thereby, the shares of the Company) are transferred by Holcim to Amrize, in anticipation of the completion of the Spin-Off.

“Authorized Agent” has the meaning provided in Section 6.02.

“Business Day” means, unless otherwise provided for by board resolution, officer’s certificate or supplemental indenture to the Indenture governing the Notes of a particular Series, each day that is not a Saturday, Sunday or a day on which banking institutions in the City of New York are not required by law, regulation or executive order to be open.

“Company” has the meaning provided in the Base Indenture.

“Change of Control Payment Date” has the meaning provided in Section 4.03.

“Guarantors” refers to Holcim (subject to the release of its Guarantee in accordance with Section 12.02 of the Base Indenture) and Amrize.

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Indenture” has the meaning provided in the Preamble.

“Notes” has the meaning provided in the Recitals.

“Par Call Date” means the 2028 Par Call Date, the 2030 Par Call Date or the 2035 Par Call Date, each as defined in Section 4.01.

“Paying Agent” means The Bank of New York Mellon Trust Company, N.A., or any successor paying agent.

“Redemption Date” means, with respect to any Note of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Supplemental Indenture.

“Registrar” means The Bank of New York Mellon Trust Company, N.A., or any successor registrar of the Notes.

“Special Mandatory Redemption Date” shall have the meaning set forth in Section 2.03(b) of this Supplemental Indenture.

“Special Mandatory Redemption Price” means, with respect to any Note of any Series, 101% of the aggregate principal amount of the Notes then outstanding together with accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

“Long Stop Date” shall have the meaning set forth in Section 2.03(a) of this Supplemental Indenture.

“Spin-Off” means, following a series of internal reorganization transactions, the separation of Amrize from Holcim, resulting in Amrize owning and operating, through its subsidiaries, the Amrize Business, and the distribution of all ordinary shares of Amrize by Holcim to holders of ordinary shares of Holcim on a pro rata basis as a dividend-in-kind, as more fully described in the offering memorandum for the Notes, dated April 2, 2025.

“Supplemental Indenture” has the meaning provided in the Preamble.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

(1)         The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (x) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (y) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (z) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(2)         If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable.  If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

ARTICLE TWO

SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 2.01.        Scope of Supplemental Indenture and Terms.  The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

(a)          Pursuant to this Supplemental Indenture, there is hereby created and designated four Series of Securities under the Base Indenture entitled the “4.600% Senior Notes due 2027,” “4.700% Senior Notes due 2028,” “4.950% Senior Notes due 2030” and “5.400% Senior Notes due 2035.”

(b)         The 2027 Notes shall be in the form of Exhibit A hereto (the “Specimen 2027 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2027 Notes shall be as follows:

(i)           The 2027 Notes are to be issued initially in an aggregate principal amount of $700,000,000; provided, however, that the aggregate principal amount of the 2027 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2027 Notes.

(ii)         The 2027 Notes will mature on April 7, 2027.

(iii)        The 2027 Notes will bear interest at a rate of 4.600% per annum.

(iv)         The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2027 Note.

(v)          Principal and interest on the 2027 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2027 Note.

(vi)         The 2027 Notes shall be redeemable at the redemption prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2027 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii)        The 2027 Notes will not be subject to any sinking fund.

(viii)       The 2027 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix)         The 2027 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2027 Notes may exchange such interests in accordance with the Indenture and the terms of the 2027 Notes.

(x)          The “Depositary” with respect to the 2027 Notes will initially be the Depository Trust Company (“DTC”).

(xi)         Interest on the 2027 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii)        The terms of the 2027 Notes shall include such other terms as are set forth in the Specimen 2027 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2027 Note are inconsistent, the terms of the Specimen 2027 Note will govern.

(c)          The 2028 Notes shall be in the form of Exhibit B hereto (the “Specimen 2028 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2028 Notes shall be as follows:

(i)          The 2028 Notes are to be issued initially in an aggregate principal amount of $700,000,000; provided, however, that the aggregate principal amount of the 2028 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2028 Notes.

(ii)          The 2028 Notes will mature on April 7, 2028.

(iii)        The 2028 Notes will bear interest at a rate of 4.700% per annum.

(iv)         The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2028 Note.

(v)          Principal and interest on the 2028 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2028 Note.

(vi)         The 2028 Notes shall be redeemable at the redemption prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2028 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii)        The 2028 Notes will not be subject to any sinking fund.

(viii)       The 2028 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix)         The 2028 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2028 Notes may exchange such interests in accordance with the Indenture and the terms of the 2028 Notes.

(x)          The “Depositary” with respect to the 2028 Notes will initially be DTC.

(xi)         Interest on the 2028 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii)        The terms of the 2028 Notes shall include such other terms as are set forth in the Specimen 2028 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2028 Note are inconsistent, the terms of the Specimen 2028 Note will govern.

(d)         The 2030 Notes shall be in the form of Exhibit C hereto (the “Specimen 2030 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2030 Notes shall be as follows:

(i)          The 2030 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2030 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2030 Notes.

(ii)          The 2030 Notes will mature on April 7, 2030.

(iii)        The 2030 Notes will bear interest at a rate of 4.950% per annum.

(iv)         The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2030 Note.

(v)          Principal and interest on the 2030 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2030 Note.

(vi)         The 2030 Notes shall be redeemable at the redemption prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2030 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii)        The 2030 Notes will not be subject to any sinking fund.

(viii)       The 2030 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix)         The 2030 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2030 Notes may exchange such interests in accordance with the Indenture and the terms of the 2030 Notes.

(x)          The “Depositary” with respect to the 2030 Notes will initially be DTC.

(xi)         Interest on the 2030 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii)        The terms of the 2030 Notes shall include such other terms as are set forth in the Specimen 2030 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2030 Note are inconsistent, the terms of the Specimen 2030 Note will govern.

(e)          The 2035 Notes shall be in the form of Exhibit D hereto (the “Specimen 2035 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2035 Notes shall be as follows:

(i)           The 2035 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2035 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2035 Notes.

(ii)         The 2035 Notes will mature on April 7, 2035.

(iii)        The 2035 Notes will bear interest at a rate of 5.400% per annum.

(iv)         The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2035 Note.

(v)          Principal and interest on the 2035 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2035 Note.

(vi)         The 2035 Notes shall be redeemable at the redemption prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2035 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii)        The 2035 Notes will not be subject to any sinking fund.

(viii)      The 2035 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix)         The 2035 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2035 Notes may exchange such interests in accordance with the Indenture and the terms of the 2035 Notes.

(x)          The “Depositary” with respect to the 2035 Notes will initially be DTC.

(xi)         Interest on the 2035 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii)        The terms of the 2035 Notes shall include such other terms as are set forth in the Specimen 2035 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2035 Note are inconsistent, the terms of the Specimen 2035 Note will govern.

Section 2.02.        Guarantees

Each series of Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, interest and Additional Amounts, if any on a senior unsecured basis by the Guarantors, pursuant to the Base Indenture on the terms set forth therein.

Section 2.03.        Special Mandatory Redemption.

(a)          If the Spin-Off has not occurred by March 23, 2026 (the “Long Stop Date”), the Notes then outstanding shall become due and payable on the Special Mandatory Redemption Date (as defined below) at the Special Mandatory Redemption Price.

(b)          The Company may provide notice of the Special Mandatory Redemption at any time upon the Company or any Guarantor providing an Officer’s Certificate to the Trustee which confirms that the Spin-Off transaction has been terminated, provided that the Company shall provide such notice no later than the tenth Business Day following the Long Stop Date in accordance with the applicable procedures of DTC, with a copy to the Trustee, and such notice will provide that the Notes shall be redeemed on a date that is no later than the fifteenth Business Day after such notice is provided (the “Special Mandatory Redemption Date”).

(c)          If the Special Mandatory Redemption Date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest will be payable on the Special Mandatory Redemption Date to the registered holders as of the close of business on the corresponding record date according to such Series of Notes and the Indenture.

(d)          Upon the occurrence of the Spin-Off, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

ARTICLE THREE

THE NOTES

Section 3.01.        Form and Dating.  Provisions relating to the Initial Notes and the Exchange Notes are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Supplemental Indenture.

ARTICLE FOUR

REDEMPTION AND PREPAYMENT

The following provision shall apply with respect to the Notes:

Section 4.01.        Redemption at the Option of the Company.

(a)         The Company may redeem the 2027 Notes, at its option, in whole or in part, at any time and from time to time prior to April 7, 2027 (the maturity date of the 2027 Notes), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2027 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2027 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)          (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii)         100% of the principal amount of the 2027 Notes to be redeemed,

plus, in either of the above cases, accrued but unpaid interest thereon to, but excluding, the Redemption Date.

(b)         The Company may redeem the 2028 Notes, at its option, in whole or in part, at any time and from time to time prior to March 7, 2028 (one month prior to the maturity date of the 2028 Notes) (the “2028 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2028 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2028 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)           (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2028 Notes matured on the 2028 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii)         100% of the principal amount of the 2028 Notes to be redeemed,

plus, in either of the above cases, accrued but unpaid interest thereon to, but excluding, the Redemption Date.

(c)         The Company may redeem the 2028 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2028 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2028 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2028 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(d)         The Company may redeem the 2030 Notes, at its option, in whole or in part, at any time and from time to time prior to March 7, 2030 (one month prior to the maturity date of the 2030 Notes) (the “2030 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2030 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2030 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)           (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2030 Notes matured on the 2030 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii)         100% of the principal amount of the 2030 Notes to be redeemed,

plus, in either of the above cases, accrued but unpaid interest thereon to, but excluding, the Redemption Date.

(e)         The Company may redeem the 2030 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2030 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2030 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2030 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(f)          The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time prior to January 7, 2035 (three months prior to the maturity date of the 2035 Notes) (the “2035 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2035 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2035 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)           (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2035 Notes matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii)         100% of the principal amount of the 2035 Notes to be redeemed,

plus, in either of the above cases, accrued but unpaid interest thereon to, but excluding, the Redemption Date.

(g)          The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2035 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2035 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2035 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(h)          The Company will be responsible for making all calculations related to an optional redemption of the Notes, and the Trustee shall not have any obligation or liability for performing such calculations, or for verifying, determining or calculating the redemption price. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(i)           With respect to any redemption of the Notes of any Series occurring prior to the applicable Par Call Date, the Company shall give the Trustee notice of the related redemption price promptly after the calculation thereof and the Trustee shall not have any responsibility for such calculation.

Section 4.02.        Redemption for Tax Reasons. The Notes may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 10 nor more than 60 days’ notice to the Holders of the Notes (which notice shall be irrevocable), at their principal amount, together with interest accrued and unpaid to the date fixed for redemption and all Additional Amounts (if any) then due, if, immediately before giving such notice:

(i)           the Company (or a Guarantor) has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws of a Tax Jurisdiction, or any change in the application or official interpretation of such laws (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after the Notes’ issue date (or in the case of a successor entity that is required to pay such Additional Amounts with respect to taxes imposed under the laws of a jurisdiction that was not a Tax Jurisdiction before such entity became an obligor, on or after the date such entity became an obligor under the Notes or Guarantees, as the case may be) and

(ii)          such obligation cannot be avoided by the Company (or the Guarantors, as the case may be) taking reasonable measures available to it (including, in the case of a Guarantor, if the Company or another Guarantor could make such payment without the need to pay Additional Amounts and without the Company or any Guarantor incurring material tax or other material costs as a result) provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company (or any Guarantor, as the case may be) would be obliged to pay such Additional Amounts if a payment in respect of the Notes (or a Guarantee, as the case may be) were then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver or procure that there is delivered to the Trustee (1) a certificate signed by two authorized signatories of the Company stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an opinion of independent tax advisors or legal advisors of recognized standing to the effect that the Company or the Guarantors (as the case may be) has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Upon expiry of any such notice as referred to in this paragraph, the Company shall be bound to redeem the Notes in accordance with this paragraph.

Except as set forth in Section 2.03, Section 4.01 and Section 4.02 herein, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Section 4.03.        Change of Control Offer to Repurchase.

(a)         If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes of each Series in full, pursuant to Section 4.01, Holders of Notes of any Series offered hereby shall have the right to require the Company to repurchase all or a portion of such Holder’s Notes pursuant to the offer described in this Section 4.03 (such offer, the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

(b)         Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, or otherwise deliver in accordance with the applicable procedures of DTC, a notice to Holders of Notes of any Series then outstanding, with a copy to the Trustee, which notice shall set forth the terms of the Change of Control Offer. Such notice shall state, among other things, the repurchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, or otherwise delivered to each Holder in accordance with the applicable procedures of DTC, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or otherwise delivered to each holder in accordance with the applicable procedures of DTC prior to the date of consummation of the Change of Control, may state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of Notes of any Series electing to have their Notes repurchased pursuant to a Change of Control Offer shall be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

(c)         The Company shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes of a Series properly tendered and not withdrawn under its offer.

(d)         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with this Section 4.03, the Company will comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.03 by virtue of any such conflict.

(e)         For purposes of this Section 4.03, the following definitions are applicable:

“Below Investment Grade Rating Event” with respect to the Notes of a Series means that such Series becomes rated below Investment Grade by at least two Rating Agencies on any date from the date of the public notice by the Company or Amrize of an arrangement that results in a Change of Control until the end of the 60-day period following public notice by the Company or Amrize of the occurrence of a Change of Control (which period will be extended so long as the rating of such Series of Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided, however, that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of “Change of Control Triggering Event”), if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence after the consummation of the Asset Transfer Date of any one of the following:

(1)
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Amrize and its Subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to Amrize or one of its Subsidiaries;

(2)
the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company or Amrize, measured by voting power rather than number of shares;

(3)	the first day on which a majority of the members of Amrize’s Board of Directors is composed of members who are not continuing directors; or

(4)	the adoption of a plan relating to the liquidation, dissolution or winding-up of Amrize.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the assets of Amrize and its subsidiaries. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes of any Series offered hereby to require the Company to repurchase such Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Amrize and its subsidiaries to another “person” (as that term is used in Section 13(d)(3) of the Exchange Act) may be uncertain.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event shall be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Fitch” means Fitch Ratings Ltd., and its successors.

“Investment Grade” means a rating of “BBB-“ or better by S&P (or its equivalent under any successor rating category of S&P), a rating of “Baa3” or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of “BBB-“ or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agency” means (i) each of S&P, Moody’s and Fitch; and (ii) if any of S&P, Moody’s or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors of Amrize) as a replacement agency for S&P, Moody’s or Fitch, or all of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Voting Stock” of any specified Person as of any date means any and all shares or equity interests (however designated) of such Person that are at the time entitled to vote generally in the election of the board of directors, managers or trustees of such Person, as applicable.

ARTICLE FIVE

AMENDMENTS AND WAIVER

Section 5.01.        Amendments and Waiver.

(a)         Solely with respect to the Notes and this Supplemental Indenture, Section 9.01 of the Base Indenture is hereby amended to add the following:

(q)          provide for the issuance of Exchange Notes of such Series as provided in this Indenture.

ARTICLE SIX

MISCELLANEOUS

Section 6.01.        Governing Laws; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE, EACH NOTE AND EACH GUARANTEE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5- 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

EACH OF THE COMPANY, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 6.02.        Submission to Jurisdiction.

Any legal suit, action or proceeding arising out of or based upon this Supplemental Indenture or the transactions contemplated hereby may be instituted in any state or Federal court in the Borough of Manhattan, New York, New York, and any appellate court from any thereof, and the Company, each of the Guarantors and the Holders, by acceptance of the Notes, hereby irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding and waive, to the extent permitted by applicable law, any objection to the venue of any of these courts in an action of that type. The Guarantors hereby appoints C T Corporation System at 28 Liberty Street, New York, NY 10005 as agent for service of process, or any successor thereto, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or based upon this Indenture, the Notes or the Guarantees or the transactions contemplated herein. The Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Authorized Agent agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Guarantors.

To the extent that any of the Guarantors has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Guarantors has irrevocably waived such immunity in respect of its obligations under this Supplemental Indenture, the Notes and the Guarantees, to the extent permitted by law.

Notwithstanding the foregoing, nothing herein shall in any way affect the right of the Holders or the Trustee to bring any action arising out of or relating to this Supplemental Indenture, the Notes or the Guarantees in any competent court elsewhere having jurisdiction over the Guarantors or their respective properties.

Section 6.03.        No Adverse Interpretation of Other Agreements.

This Supplemental Indenture may not be used to interpret another indenture (other than the Base Indenture), loan or debt agreement of the Company, the Guarantors or a Subsidiary of the Company or the Guarantors. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture (other than the Base Indenture).

Section 6.04.        Successors and Assigns.

All agreements of the Company and the Guarantors in this Supplemental Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Supplemental Indenture shall bind its successor.

Section 6.05.        Severability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.06.        Force Majeure.

In no event shall the Trustee or any Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, epidemics, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee and such Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.07.        Table of Contents, Headings, Etc.

The Table of Contents, Cross Reference Table, and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.08.        Counterparts.  This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Supplemental Indenture by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Indenture.The Trustee shall not have any duty to confirm that the person sending any notice, instruction or other communication by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustee) shall be deemed original signatures for all purposes. The Company and the Guarantors assume all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 6.09.        Confirmation of Indenture; Conflicts.  The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto with respect to the Notes and the Guarantees shall be read, taken and construed as one and the same instrument.  Upon and after the execution of this Supplemental Indenture, each reference in the Indenture, as amended by this Supplemental Indenture, to “this Indenture,” “hereunder,” “hereof,” or words of like import referring to the Indenture shall mean and be a reference to the Indenture, as amended by this Supplemental Indenture. To the extent of any inconsistency between the terms of the Indenture and this Supplemental Indenture, the terms of this Supplemental Indenture will control.

Section 6.10.        Trustee Disclaimer.  The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting its liabilities and responsibilities in the performance of the trust created by the Indenture, as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. For the avoidance of doubt, the Trustee, by executing this Supplemental Indenture in accordance with the terms of the Indenture, does not agree to undertake additional actions nor does it consent to any transaction beyond what is expressly set forth in this Supplemental Indenture, and the Trustee reserves all rights and remedies under the Indenture.

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above

HOLCIM FINANCE US LLC

By:	/s/ Ian Johnston
	Name:	Ian Johnston
	Title:	Chief Financial Officer

By:	/s/ Therese Houlahan
	Name:	Therese Houlahan
	Title:	Treasurer

AMRIZE LTD

By:	/s/ Markus Unternahrer
	Name:	Markus Unternahrer
	Title:	Member of the Board

By:	/s/ Samuel Poletti
	Name:	Samuel Poletti
	Title:	Chairman of the Board

HOLCIM LTD

By:	/s/ Lukas Studer
	Name:	Lukas Studer
	Title:	Authorised Signatory

By:	/s/ Steffen Kindler
	Name:	Steffen Kindler
	Title:	Chief Financial Officer

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ April Bradley
Name: April Bradley
Title: Vice President

[Signature Page to Supplemental Indenture]

Appendix A

PROVISIONS RELATING TO INITIAL NOTES

AND EXCHANGE NOTES

Section 1.1. Definitions.

For the purposes of this Appendix A the following terms shall have the meanings indicated below. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture. To the extent terms defined herein differ from the Indenture the terms defined herein will govern.

“Additional Interest” means additional interest owed to the Holders pursuant to a Registration Rights Agreement.

“Additional Notes” means any Notes of any Series issued under the Indenture in addition to the Original Notes of such Series, including any Exchange Notes issued in exchange for such Additional Notes, having the same terms in all respects as the Original Notes of such Series, or in all respects except with respect to interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes.

“Agent Member” means a member of, or a participant in, the Depositary.

“Certificated Note” means a Note in registered individual form without interest coupons.

“Depositary” means the depositary of each Global Note, which initially will be DTC.

“DTC” means The Depository Trust Company, a New York corporation, and its successors.

 “Exchange Notes” means the Notes of any Series issued pursuant to the Indenture in exchange for, and in an aggregate principal amount equal to, the Initial Notes or any Initial Additional Notes of such Series, in compliance with the terms of a Registration Rights Agreement and containing terms substantially identical to the Initial Notes or any Initial Additional Notes of such Series (except that (i) such Exchange Notes will be registered under the Securities Act, will not be subject to transfer restrictions or bear the Restricted Legend and will bear different CUSIP numbers than the Initial Notes or any Initial Additional Notes of such Series, (ii) the provisions relating to Additional Interest will be eliminated, (iii) the Exchange Notes will not benefit from the Holcim Guarantees and (iv) the related Amrize Guarantees will be exchanged for registered guarantees having substantially the same terms).

“Global Note” means a Note in registered global form without interest coupons.

“Holder” or “Noteholder” means the registered holder of any Note.

“Initial Additional Notes” means Additional Notes issued in an offering not registered under the Securities Act and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Notes” means the Notes of each Series issued on the Issue Date and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Purchasers” means the initial purchasers party to a purchase agreement with the Company and the Guarantors relating to the sale of the Notes or Additional Notes by the Company.

“Issue Date” means the date on which the Original Notes are originally issued under the Indenture.

“Notes” has the meaning assigned to such terms in the Recitals of this Supplemental Indenture.

“Offshore Global Note” means a Global Note representing Notes issued and sold pursuant to Regulation S.

“Original Notes” means the Initial Notes of each Series and any Exchange Notes issued in exchange therefor.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

“Registration Rights Agreement” means (i) the Registration Rights Agreement dated on or about the Issue Date among the Company, Amrize and the Initial Purchasers with respect to the Initial Notes and (ii) with respect to any Initial Additional Notes, any registration rights agreements among the Company, Amrize and the initial purchasers party thereto relating to rights given by the Company and Amrize to the purchasers of Initial Additional Notes to register such Initial Additional Notes or exchange them for Exchange Notes.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit F hereto.

“Restricted Legend” means the legend set forth in Exhibit G hereto.

“Restricted Period” means the period beginning on the date hereof and ending 40 days thereafter.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Certificate” means (i) a certificate substantially in the form of Exhibit G hereto or (ii) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

“Securities Act” means the Securities Act of 1933.

“U.S. Global Note” means a Global Note that bears the Restricted Legend representing Notes issued and sold pursuant to Rule 144A.

SECTION 2.1.  Restricted Legend. (a) Except as otherwise provided in paragraph (c), each Global Note representing Notes originally sold by the Initial Purchasers in accordance with Rule 144A will bear the Restricted Legend.

(b) Except as otherwise provided in paragraph (c), Section 2.2(b)(3), (b)(5) or (c) or Section 2.3(b)(4), each Certificated Note will bear the Restricted Legend.

(c) (1) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act or (2) after an Initial Note or any Initial Additional Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise or (y) validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer, the Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

(d) By its acceptance of any Note bearing the Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with the Indenture and such legend.

SECTION 2.2.  Restrictions on Transfer and Exchange.  (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section and Section 2.3 and, in the case of a Global Note (or a beneficial interest therein), the applicable policies and procedures of the Depositary. Any purported transfer or exchange that does not comply with the preceding sentence shall be void.

(b) Subject to paragraph (c), the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C

U.S. Global Note	U.S. Global Note	(1)

U.S. Global Note	Offshore Global Note	(1)

U.S. Global Note	Certificated Note	(3)

Offshore Global Note	U.S. Global Note	(1)

Offshore Global Note	Offshore Global Note	(1)

Offshore Global Note	Certificated Note	(5)

Certificated Note	U.S. Global Note	(4)

Certificated Note	Offshore Global Note	(2)

Certificated Note	Certificated Note	(3)

(1)	No certification is required; such transfer or exchange is subject to the applicable policies and procedures of the Depositary.

(2)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.

(3)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee (x) a duly completed Rule 144A Certificate or (y) a duly completed Regulation S Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.  In the event that (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Company and the Trustee or (ii) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(4)	The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Rule 144A Certificate.

(5)
If the requested transfer or exchange takes place during the Restricted Period, the person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Rule 144A Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States.  If the requested transfer or exchange takes place after the Restricted Period, no certification is required and the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(c) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein)

(1) after such Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information; provided that the Company has provided the Trustee with an Officer’s Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (1) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

(2) (x) sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement or otherwise or (y) which is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer.

Any Certificated Note delivered in reliance upon this paragraph will not bear the Restricted Legend.

(d) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Certificated Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

SECTION 2.3.  Registration, Transfer and Exchange.  (a) Registered Form Only.  The Notes will be issued in registered form only.

(b) Global Notes.  (1) Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

(2) Each Global Note will be delivered to the Trustee as custodian for the Depositary.  Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (x) as set forth in Section 2.3(b)(4) and (y) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Company or the Trustee, on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 2.2.

(3) Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever.  Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(4) If (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of the notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary, the Company will promptly execute one or more Certificated Notes in authorized denominations having an equal aggregate principal amount of such Global Note, registered in the name of the owner of the beneficial interest of each such Global Note, as identified to the Trustee by the Depositary. The Trustee will authenticate and deliver such Certificated Notes in exchange for such Global Note and thereupon the Global Note will be deemed canceled upon issuance of such Certificated Notes.  If such Note was an Offshore Global Note, then the Certificated Notes issued in exchange therefor will not bear the Restricted Legend.

(c) Certificated Notes.  Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

(d) Transfers and Exchanges Generally.

(1) Global Notes. Transfers of beneficial interests in any Global Notes shall be transferred pursuant to the policies and procedures of the Depositary.

(2) Certificated Notes. A Holder may transfer a Certificated Note (or a beneficial interest therein) to another Person or exchange a Certificated Note (or a beneficial interest therein) for another Certificated Note or Certificated Notes of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.2.  The Trustee will promptly register any such transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that (x) no transfer or exchange will be effective until the transfer or exchange is registered in such register and (y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Certificated Note for a period of 15 days before a selection of Certificated Notes to be redeemed or purchased pursuant to an Offer to Purchase, (ii) to register the transfer of or exchange any Certificated Note so selected for redemption or purchase in whole or in part, except, in the case of a partial redemption (or purchase), that portion of any Certificated Note not being redeemed or purchased, or (iii) if a redemption or a purchase pursuant to an Offer to Purchase is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Certificated Note on or after the Regular Record Date and before the date of redemption or purchase.  Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the person in whose name the Certificated Note is registered as the owner and Holder thereof for all purposes (whether or not the Certificated Note is overdue), and will not be affected by notice to the contrary.

From time to time the Company will execute and the Trustee will authenticate additional Certificated Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

No service charge will be imposed in connection with any transfer or exchange of any Certificated Note, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to paragraph (b)(4)).

(e) Procedures to Be Followed.  (1) Global Note to Global Note.  If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, such transfer or exchange shall be made pursuant to the policies and procedures of the Depositary. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(2) Global Note to Certificated Note.  If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (x) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(3) Certificated Note to Global Note.  If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

(4) Certificated Note to Certificated Note.  If a Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

EXHIBIT A

FORM

OF

4.600% SENIOR NOTE DUE 2027

Ex-A-1

[FORM OF FACE OF NOTE]

THE SECURITY (OR ITS PREDECESSOR), INCLUDING THE RELATED GUARANTEES, EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(A)	SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS);

(ii)	TO THE COMPANY; OR

(iii)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

Ex-A-2

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-A-3

No. [ ]	$[ ]
CUSIP No. [144A: 43475R AA4][Reg S: U4335P AA7]
ISIN [144A: US43475RAA41][Reg S: USU4335PAA76]

HOLCIM FINANCE US LLC

4.600% SENIOR NOTE DUE 2027

HOLCIM FINANCE US LLC, a Delaware limited liability company (herein called the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[●], or such other amount as indicated on the “Schedule of Exchanges of Notes” attached hereto, on April 7, 2027 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 7 and October 7, commencing on October 7, 2025 (each, an “Interest Payment Date”), at the rate of 4.600% per annum from April 7, 2025, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be March 24 and September 23 (whether or not a Business Day (as defined below)) each year immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly deliver (including by electronic transmission) to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note benefits from the guarantees set forth in the Indenture.

Ex-A-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:	April 7, 2025	HOLCIM FINANCE US LLC

By:
Name:
Title:

By:
Name:
Title:

Ex-A-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

Ex-A-6

[FORM OF REVERSE OF NOTE]

HOLCIM FINANCE US LLC

4.600% SENIOR NOTE DUE 2027

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of April 7, 2025 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of April 7, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantors, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2027 Notes”), initially limited in aggregate principal amount to $700,000,000.

Interest on the 2027 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the 2027 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

All payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any Guarantor with respect to any Guarantee shall be made free and clear of and without withholding or deduction for, or on account of, any present or future taxes unless the withholding or deduction for, or on account of, such taxes is then required by law. If any deduction or withholding for, or on account of, any taxes imposed or levied by or on behalf of any jurisdiction in which the Company or any Guarantor is then incorporated, organized or resident for tax purposes or any political subdivision thereof or therein (each, a “Tax Jurisdiction”) will at any time be required to be made from any payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any of the Guarantors with respect to any Guarantee, including payments of principal, redemption price, purchase price, interest or premium, the Company or the relevant Guarantor, as applicable, shall pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payments by each Holder of Notes after such withholding or deduction (including any such withholding or deduction from such Additional Amounts) will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction, subject to certain exceptions as described in the Indenture.

Ex-A-7

Whenever in this Note, there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or any other amount payable under, or with respect to, any of the Notes or any Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

The 2027 Notes are subject to Special Mandatory Redemption, as described in Section 2.03 of the First Supplemental Indenture.

The Company may redeem the 2027 Notes, at its option, in whole or in part, at any time and from time to time prior to April 7, 2027 (the maturity date of the 2027 Notes), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2027 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2027 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2027 Notes to be redeemed,

plus, in either of the above cases, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 10 nor more than 60 days’ notice to the Holders of the Notes (which notice shall be irrevocable), at their principal amount, together with interest accrued and unpaid to the date fixed for redemption and all Additional Amounts (if any) then due, if, immediately before giving such notice:

(i) the Company (or a Guarantor) has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws of a Tax Jurisdiction, or any change in the application or official interpretation of such laws (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after the Notes’ issue date (or in the case of a successor entity that is required to pay such Additional Amounts with respect to taxes imposed under the laws of a jurisdiction that was not a Tax Jurisdiction before such entity became an obligor, on or after the date such entity became an obligor under the Notes or Guarantees, as the case may be) and

Ex-A-8

(ii) such obligation cannot be avoided by the Company (or the Guarantors, as the case may be) taking reasonable measures available to it (including, in the case of a Guarantor, if the Company or another Guarantor could make such payment without the need to pay Additional Amounts and without the Company or any Guarantor incurring material tax or other material costs as a result) provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company (or any Guarantor, as the case may be) would be obliged to pay such Additional Amounts if a payment in respect of the Notes (or a Guarantee, as the case may be) were then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver or procure that there is delivered to the Trustee (1) a certificate signed by two authorized signatories of the Company stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an opinion of independent tax advisors or legal advisors of recognized standing to the effect that the Company or the Guarantors (as the case may be) has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Upon expiry of any such notice as referred to in this paragraph, the Company shall be bound to redeem the Notes in accordance with this paragraph.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities in full, Holders of the Securities will have the right to require the Company to repurchase all or a portion of their Securities pursuant to the Change of Control Offer described in the First Supplemental Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2027 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2027 Note and of any 2027 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2027 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2027 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

Ex-A-9

No reference herein to the Indenture and no provision of this 2027 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2027 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2027 Note is registerable in the Security register, upon surrender of this 2027 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2027 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2027 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2027 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2027 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2027 Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may deem and treat the Person in whose name this 2027 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2027 Note is overdue, and neither the Company, the Guarantors, the Trustee, nor any agent of the Company, the Guarantors or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing Holders of the 2027 Notes, issue additional 2027 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2027 Notes and additional 2027 Notes form the same series under the Indenture, provided, however, that if any such additional 2027 Notes are not fungible with the existing 2027 Notes for U.S. federal income tax purposes, such additional 2027 Notes will have a separate CUSIP number.

This 2027 Note and the Guarantees shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2027 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-A-10

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-A-11

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐           (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit G to the First Supplemental Indenture is being furnished herewith.

☐           (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit F to the First Supplemental Indenture is being furnished herewith.

or

☐           (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Ex-A-12

Signature Guarantee:[1]

By:
To be executed by an executive officer

1 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex-A-13

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

Ex-A-14

EXHIBIT B

FORM

OF

4.700% SENIOR NOTE DUE 2028

Ex-B-1

[FORM OF FACE OF NOTE]

THE SECURITY (OR ITS PREDECESSOR), INCLUDING THE RELATED GUARANTEES,  EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(A)	SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS);

(ii)	TO THE COMPANY; OR

(iii)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]
Ex-B-2

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-B-3

No. [ ]	$[ ]
CUSIP No. [144A: 43475R AB2][Reg S: U4335P AB5]
ISIN [144A: US43475RAB24][Reg S: USU4335PAB59]

HOLCIM FINANCE US LLC

4.700% SENIOR NOTE DUE 2028

HOLCIM FINANCE US LLC, a Delaware limited liability company (herein called the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[●], or such other amount as indicated on the “Schedule of Exchanges of Notes” attached hereto, on April 7, 2028 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 7 and October 7, commencing on October 7, 2025 (each, an “Interest Payment Date”), at the rate of 4.700% per annum from April 7, 2025, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be March 24 and September 23 (whether or not a Business Day (as defined below)) each year immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly deliver (including by electronic transmission) to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note benefits from the guarantees set forth in the Indenture.

Ex-B-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 7, 2025	HOLCIM FINANCE US LLC

By:
Name:
Title:

By:
Name:
Title:

Ex-B-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

Ex-B-6

[FORM OF REVERSE OF NOTE]

HOLCIM FINANCE US LLC

4.700% SENIOR NOTE DUE 2028

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of April 7, 2025 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of April 7, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantors, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2028 Notes”), initially limited in aggregate principal amount to $700,000,000.

Interest on the 2028 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the 2028 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

All payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any Guarantor with respect to any Guarantee shall be made free and clear of and without withholding or deduction for, or on account of, any present or future taxes unless the withholding or deduction for, or on account of, such taxes is then required by law. If any deduction or withholding for, or on account of, any taxes imposed or levied by or on behalf of any jurisdiction in which the Company or any Guarantor is then incorporated, organized or resident for tax purposes or any political subdivision thereof or therein (each, a “Tax Jurisdiction”) will at any time be required to be made from any payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any of the Guarantors with respect to any Guarantee, including payments of principal, redemption price, purchase price, interest or premium, the Company or the relevant Guarantor, as applicable, shall pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payments by each Holder of Notes after such withholding or deduction (including any such withholding or deduction from such Additional Amounts) will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction, subject to certain exceptions as described in the Indenture.

Ex-B-7

Whenever in this Note, there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or any other amount payable under, or with respect to, any of the Notes or any Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

The 2028 Notes are subject to Special Mandatory Redemption, as described in Section 2.03 of the First Supplemental Indenture.

The Company may redeem the 2028 Notes, at its option, in whole or in part, at any time and from time to time prior to March 7, 2028 (one month prior to the maturity date of the 2028 Notes) (the “2028 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2028 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2028 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2028 Notes matured on the 2028 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2028 Notes to be redeemed,

plus, in either of the above cases, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Company may redeem the 2028 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2028 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2028 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2028 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Notes may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 10 nor more than 60 days’ notice to the Holders of the Notes (which notice shall be irrevocable), at their principal amount, together with interest accrued and unpaid to the date fixed for redemption and all Additional Amounts (if any) then due, if, immediately before giving such notice:

Ex-B-8

(i) the Company (or a Guarantor) has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws of a Tax Jurisdiction, or any change in the application or official interpretation of such laws (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after the Notes’ issue date (or in the case of a successor entity that is required to pay such Additional Amounts with respect to taxes imposed under the laws of a jurisdiction that was not a Tax Jurisdiction before such entity became an obligor, on or after the date such entity became an obligor under the Notes or Guarantees, as the case may be) and

(ii) such obligation cannot be avoided by the Company (or the Guarantors, as the case may be) taking reasonable measures available to it (including, in the case of a Guarantor, if the Company or another Guarantor could make such payment without the need to pay Additional Amounts and without the Company or any Guarantor incurring material tax or other material costs as a result) provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company (or any Guarantor, as the case may be) would be obliged to pay such Additional Amounts if a payment in respect of the Notes (or a Guarantee, as the case may be) were then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver or procure that there is delivered to the Trustee (1) a certificate signed by two authorized signatories of the Company stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an opinion of independent tax advisors or legal advisors of recognized standing to the effect that the Company or the Guarantors (as the case may be) has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Upon expiry of any such notice as referred to in this paragraph, the Company shall be bound to redeem the Notes in accordance with this paragraph.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities in full, Holders of the Securities will have the right to require the Company to repurchase all or a portion of their Securities pursuant to the Change of Control Offer described in the First Supplemental Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2028 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2028 Note and of any 2028 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2028 Note.

Ex-B-9

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2028 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2028 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2028 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2028 Note is registerable in the Security register, upon surrender of this 2028 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2028 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2028 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2028 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2028 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2028 Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may deem and treat the Person in whose name this 2028 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2028 Note is overdue, and neither the Company, the Guarantors, the Trustee, nor any agent of the Company, the Guarantors or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing Holders of the 2028 Notes, issue additional 2028 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2028 Notes and additional 2028 Notes form the same series under the Indenture, provided, however, that if any such additional 2028 Notes are not fungible with the existing 2028 Notes for U.S. federal income tax purposes, such additional 2028 Notes will have a separate CUSIP number.

Ex-B-10

This 2028 Note and the Guarantees shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2028 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-B-11

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.
Ex-B-12

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐           (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit G to the First Supplemental Indenture is being furnished herewith.

☐           (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit F to the First Supplemental Indenture is being furnished herewith.

or

☐           (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Ex-B-13

Signature Guarantee:[2]

By:
To be executed by an executive officer

2 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex-B-14

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

Ex-B-15

EXHIBIT C

FORM

OF

4.950% SENIOR NOTE DUE 2030

Ex-C-1

[FORM OF FACE OF NOTE]

THE SECURITY (OR ITS PREDECESSOR), INCLUDING THE RELATED GUARANTEES,  EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(A)	SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS);

(ii)	TO THE COMPANY; OR

(iii)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

Ex-C-2

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-C-3

No. [ ]	$[ ]
CUSIP No. [144A: 43475R AC0][Reg S: U4335P AC3]
ISIN [144A: US43475RAC07][Reg S: USU4335PAC33]

HOLCIM FINANCE US LLC

4.950% SENIOR NOTE DUE 2030

HOLCIM FINANCE US LLC, a Delaware limited liability company (herein called the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[●], or such other amount as indicated on the “Schedule of Exchanges of Notes” attached hereto, on April 7, 2030 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 7 and October 7, commencing on October 7, 2025 (each, an “Interest Payment Date”), at the rate of 4.950% per annum from April 7, 2025, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be March 24 and September 23 (whether or not a Business Day (as defined below)) each year immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly deliver (including by electronic transmission) to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note benefits from the guarantees set forth in the Indenture.

Ex-C-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 7, 2025	HOLCIM FINANCE US LLC

By:
Name:
Title:

By:
Name:
Title:

Ex-C-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

Ex-C-6

[FORM OF REVERSE OF NOTE]

HOLCIM FINANCE US LLC

4.950% SENIOR NOTE DUE 2030

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of April 7, 2025 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of April 7, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantors, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2030 Notes”), initially limited in aggregate principal amount to $1,000,000,000.

Interest on the 2030 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the 2030 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

All payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any Guarantor with respect to any Guarantee shall be made free and clear of and without withholding or deduction for, or on account of, any present or future taxes unless the withholding or deduction for, or on account of, such taxes is then required by law. If any deduction or withholding for, or on account of, any taxes imposed or levied by or on behalf of any jurisdiction in which the Company or any Guarantor is then incorporated, organized or resident for tax purposes or any political subdivision thereof or therein (each, a “Tax Jurisdiction”) will at any time be required to be made from any payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any of the Guarantors with respect to any Guarantee, including payments of principal, redemption price, purchase price, interest or premium, the Company or the relevant Guarantor, as applicable, shall pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payments by each Holder of Notes after such withholding or deduction (including any such withholding or deduction from such Additional Amounts) will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction, subject to certain exceptions as described in the Indenture.

Ex-C-7

Whenever in this Note, there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or any other amount payable under, or with respect to, any of the Notes or any Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

The 2030 Notes are subject to Special Mandatory Redemption, as described in Section 2.03 of the First Supplemental Indenture.

The Company may redeem the 2030 Notes, at its option, in whole or in part, at any time and from time to time prior to March 7, 2030 (one month prior to the maturity date of the 2030 Notes) (the “2030 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2030 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2030 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2030 Notes matured on the 2030 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2030 Notes to be redeemed,

plus, in either of the above cases, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Company may redeem the 2030 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2030 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2030 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2030 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Notes may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 10 nor more than 60 days’ notice to the Holders of the Notes (which notice shall be irrevocable), at their principal amount, together with interest accrued and unpaid to the date fixed for redemption and all Additional Amounts (if any) then due, if, immediately before giving such notice:

Ex-C-8

(i) the Company (or a Guarantor) has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws of a Tax Jurisdiction, or any change in the application or official interpretation of such laws (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after the Notes’ issue date (or in the case of a successor entity that is required to pay such Additional Amounts with respect to taxes imposed under the laws of a jurisdiction that was not a Tax Jurisdiction before such entity became an obligor, on or after the date such entity became an obligor under the Notes or Guarantees, as the case may be) and

(ii) such obligation cannot be avoided by the Company (or the Guarantors, as the case may be) taking reasonable measures available to it (including, in the case of a Guarantor, if the Company or another Guarantor could make such payment without the need to pay Additional Amounts and without the Company or any Guarantor incurring material tax or other material costs as a result) provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company (or any Guarantor, as the case may be) would be obliged to pay such Additional Amounts if a payment in respect of the Notes (or a Guarantee, as the case may be) were then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver or procure that there is delivered to the Trustee (1) a certificate signed by two authorized signatories of the Company stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an opinion of independent tax advisors or legal advisors of recognized standing to the effect that the Company or the Guarantors (as the case may be) has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Upon expiry of any such notice as referred to in this paragraph, the Company shall be bound to redeem the Notes in accordance with this paragraph.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities in full, Holders of the Securities will have the right to require the Company to repurchase all or a portion of their Securities pursuant to the Change of Control Offer described in the First Supplemental Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2030 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2030 Note and of any 2030 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2030 Note.

Ex-C-9

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2030 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2030 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2030 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2030 Note is registerable in the Security register, upon surrender of this 2030 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2030 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2030 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2030 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2030 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2030 Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may deem and treat the Person in whose name this 2030 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2030 Note is overdue, and neither the Company, the Guarantors, the Trustee, nor any agent of the Company, the Guarantors or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing Holders of the 2030 Notes, issue additional 2030 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2030 Notes and additional 2030 Notes form the same series under the Indenture, provided, however, that if any such additional 2030 Notes are not fungible with the existing 2030 Notes for U.S. federal income tax purposes, such additional 2030 Notes will have a separate CUSIP number.

Ex-C-10

This 2030 Note and the Guarantees shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2030 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-C-11

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-C-12

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐           (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit G to the First Supplemental Indenture is being furnished herewith.

☐           (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit F to the First Supplemental Indenture is being furnished herewith.

or

☐           (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Ex-C-13

Signature Guarantee:[3]

By:
To be executed by an executive officer

3 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex-C-14

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

Ex-C-15

EXHIBIT D

FORM

OF

5.400% SENIOR NOTE DUE 2035

Ex-D-1

[FORM OF FACE OF NOTE]

THE SECURITY (OR ITS PREDECESSOR), INCLUDING THE RELATED GUARANTEES,  EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(A)	SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS);

(ii)	TO THE COMPANY; OR

(iii)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

Ex-D-2

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-D-3

No. [ ]	$[ ]
CUSIP No. [144A: 43475R AD8][Reg S: U4335P AD1]
ISIN [144A: US43475RAD89][Reg S: USU4335PAD16]

HOLCIM FINANCE US LLC

5.400% SENIOR NOTE DUE 2035

HOLCIM FINANCE US LLC, a Delaware limited liability company (herein called the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[●], or such other amount as indicated on the “Schedule of Exchanges of Notes” attached hereto, on April 7, 2035 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 7 and October 7, commencing on October 7, 2025 (each, an “Interest Payment Date”), at the rate of 5.400% per annum from April 7, 2025, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be March 24 and September 23 (whether or not a Business Day (as defined below)) each year immediately preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly deliver (including by electronic transmission) to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note benefits from the guarantees set forth in the Indenture.

Ex-D-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 7, 2025	HOLCIM FINANCE US LLC

By:
Name:
Title:

By:
Name:
Title:

Ex-D-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

Ex-D-6

[FORM OF REVERSE OF NOTE]

HOLCIM FINANCE US LLC

5.400% SENIOR NOTE DUE 2035

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of April 7, 2025 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of April 7, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantors, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2035 Notes”), initially limited in aggregate principal amount to $1,000,000,000.

Interest on the 2035 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the 2035 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

All payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any Guarantor with respect to any Guarantee shall be made free and clear of and without withholding or deduction for, or on account of, any present or future taxes unless the withholding or deduction for, or on account of, such taxes is then required by law. If any deduction or withholding for, or on account of, any taxes imposed or levied by or on behalf of any jurisdiction in which the Company or any Guarantor is then incorporated, organized or resident for tax purposes or any political subdivision thereof or therein (each, a “Tax Jurisdiction”) will at any time be required to be made from any payments made by or on behalf of the Company under or with respect to the Notes or by or on behalf of any of the Guarantors with respect to any Guarantee, including payments of principal, redemption price, purchase price, interest or premium, the Company or the relevant Guarantor, as applicable, shall pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payments by each Holder of Notes after such withholding or deduction (including any such withholding or deduction from such Additional Amounts) will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction, subject to certain exceptions as described in the Indenture.

Ex-D-7

Whenever in this Note, there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or any other amount payable under, or with respect to, any of the Notes or any Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

The 2035 Notes are subject to Special Mandatory Redemption, as described in Section 2.03 of the First Supplemental Indenture.

The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time prior to January 7, 2035 (three months prior to the maturity date of the 2035 Notes) (the “2035 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2035 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2035 Note must be in a minimum principal amount of $2,000, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2035 Notes matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2035 Notes to be redeemed,

plus, in either of the above cases, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Company may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time on and after the 2035 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof; provided that no 2035 Notes of a principal amount of $2,000 or less will be redeemed in part and the unredeemed portion of a 2035 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Notes may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 10 nor more than 60 days’ notice to the Holders of the Notes (which notice shall be irrevocable), at their principal amount, together with interest accrued and unpaid to the date fixed for redemption and all Additional Amounts (if any) then due, if, immediately before giving such notice:

Ex-D-8

(i) the Company (or a Guarantor) has or will become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws of a Tax Jurisdiction, or any change in the application or official interpretation of such laws (including a holding by a court of competent jurisdiction), which change or amendment becomes effective on or after the Notes’ issue date (or in the case of a successor entity that is required to pay such Additional Amounts with respect to taxes imposed under the laws of a jurisdiction that was not a Tax Jurisdiction before such entity became an obligor, on or after the date such entity became an obligor under the Notes or Guarantees, as the case may be) and

(ii) such obligation cannot be avoided by the Company (or the Guarantors, as the case may be) taking reasonable measures available to it (including, in the case of a Guarantor, if the Company or another Guarantor could make such payment without the need to pay Additional Amounts and without the Company or any Guarantor incurring material tax or other material costs as a result) provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company (or any Guarantor, as the case may be) would be obliged to pay such Additional Amounts if a payment in respect of the Notes (or a Guarantee, as the case may be) were then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver or procure that there is delivered to the Trustee (1) a certificate signed by two authorized signatories of the Company stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an opinion of independent tax advisors or legal advisors of recognized standing to the effect that the Company or the Guarantors (as the case may be) has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Upon expiry of any such notice as referred to in this paragraph, the Company shall be bound to redeem the Notes in accordance with this paragraph.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities in full, Holders of the Securities will have the right to require the Company to repurchase all or a portion of their Securities pursuant to the Change of Control Offer described in the First Supplemental Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant interest payment date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2035 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2035 Note and of any 2035 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2035 Note.

Ex-D-9

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2035 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2035 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2035 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2035 Note is registerable in the Security register, upon surrender of this 2035 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2035 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

The 2035 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2035 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2035 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2035 Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may deem and treat the Person in whose name this 2035 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2035 Note is overdue, and neither the Company, the Guarantors, the Trustee, nor any agent of the Company, the Guarantors or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing Holders of the 2035 Notes, issue additional 2035 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2035 Notes and additional 2035 Notes form the same series under the Indenture, provided, however, that if any such additional 2035 Notes are not fungible with the existing 2035 Notes for U.S. federal income tax purposes, such additional 2035 Notes will have a separate CUSIP number.

Ex-D-10

This 2035 Note and the Guarantees shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2035 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-D-11

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-D-12

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐           (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit G to the First Supplemental Indenture is being furnished herewith.

☐           (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit F to the First Supplemental Indenture is being furnished herewith.

or

☐           (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Ex-D-13

Signature Guarantee:[4]

By:
To be executed by an executive officer

4 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex-D-14

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

Ex-D-15

Exhibit E

[Restricted Securities Legend]

THE SECURITY (OR ITS PREDECESSOR), INCLUDING THE RELATED GUARANTEES, EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(A)	SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i)
(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE COMPANY SO REQUESTS);

(ii)	TO THE COMPANY; OR

(iii)	PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]
Ex-E-1

Exhibit F

Regulation S Certificate

To:	The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”)
500 Ross Street, 12th Fl
Pittsburgh, PA 15262

Re:
[4.600% Senior Notes due 2027 / 4.700% Senior Notes due 2028 / 4.950% Senior Notes due 2030 / 5.400% Senior Notes due 2035] (the “Notes”) issued under the Base Indenture dated as of April 7, 2025, among Holcim Finance US LLC (the “Company”), Amrize Ltd, Holcim Ltd, and the Trustee, as supplemented by the First Supplemental Indenture thereto dated as of April 7, 2025 (together, the “Indenture”)

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐A.       This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture.  We hereby certify as follows:

1.
The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.
Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

4.	The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

Ex-F-1

5.
If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

☐B.       This Certificate relates to our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.  We hereby certify as follows:

1.
At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2.
Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3.	The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:
Date:

Ex-F-2

Exhibit G

Rule 144A Certificate

To:	The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”)
500 Ross Street, 12th Fl
Pittsburgh, PA 15262

Re:         [4.600% Senior Notes due 2027 / 4.700% Senior Notes due 2028 / 4.950% Senior Notes due 2030 / 5.400% Senior Notes due 2035] (the “Notes”) issued under the Base Indenture dated as of April 7, 2025, among Holcim Finance US LLC (the “Company”), Amrize Ltd, Holcim Ltd, and the Trustee, as supplemented by the First Supplemental Indenture thereto dated as of April 7, 2025 (together, the “Indenture”)

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐A.	Our proposed purchase of $____ principal amount of Notes issued under the Indenture.

☐B.	Our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of __________, 20__, which is a date on or since close of our most recent fiscal year.  We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”).  If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.  Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:
Date:

Ex-G-1